SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14:SUBSEQUENT EVENTS

1.On July 22, 2020, the Company consummated the assets acquisition ("the Assets Acquisition") of Pub Ocean Limited, or Pub Ocean, a rapidly growing digital publisher-focused technology company with scalable content distribution and real-time revenue analytics technology.

The acquisition is for an aggregate cash consideration of up to $22,000, of which $4,000 was paid in cash upon signing, $17,000 as earn-out tied to financial targets over a two-year period and $1,000 for two years of retention.

2.In connection with the Assets Acquisition, the Company amended the Content IQ Membership Interest Purchase Agreement (“MIPA”).

Under the terms of the amended MIPA, it was agreed with the sellers of Content IQ (“the Sellers”), that (i) revenues and EBITDA of Pub Ocean will be attributed towards Sellers’ revenue and EBITDA targets under the MIPA with Perion; and (ii) Sellers will bear 40% of the cost of milestone payments that are ultimately payable to Pub Ocean under the Asset Acquisition agreement, which will be paid solely by deductions from their own earn-out payments and certain escrowed amounts.

3.On August 11, 2020, the Company withdrawn an amount of $12,500 out of its Secured Credit Line with bank Mizrachi. Such a withdrawal is a short-term revolving loan for a three months period. If not renewed, the principal on the loan will be repaid together with the interest at the expiry on May 18, 2021. The interest on the loan is at the rate of 1-month LIBOR rate plus 4.5% per annum, payable quarterly. The credit facility is secured by the same terms as the loan (See note 7).